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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 30, 2004
                                                        ------------------

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)

      Delaware                    333-115858                   74-2440850
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   (State or other               (Commission                 (IRS Employer
   jurisdiction of               File Number)             Identification No.)
   incorporation)

         745 Seventh Avenue, 7th Floor
              New York, New York                                10019
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   (Address of principal executive offices)                    Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000
                                    No Change
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          Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. Other Events.

         The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-115858 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $1,803,477,100.00 in aggregate principal amount Class 1-A, Class 2-A, Class 3-A1, Class 3-A2, Class 3-AX, Class 3-PAX, Class 4-A, Class 5-A1, Class 5-A2, Class 5-AX, Class 5-PAX, Class 6-A, Class 7-A, Class M, Class MX, Class B1, Class B1X, Class B2, Class B2X, Class B3, Class B3X, Class B4, Class B5, Class B6 and Class R Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-14 on September 30, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated June 25, 2004, as supplemented by the Prospectus Supplement, dated September 28, 2004 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of September 1, 2004, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer (the "Master Servicer"), HSBC Bank USA, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator"). The "Certificates" consist of the following classes: Class 1-A, Class 2-A, Class 3-A1, Class 3-A2, Class 3-AX, Class 3-PAX, Class 4-A, Class 5-A1, Class 5-A2, Class 5-AX, Class 5-PAX, Class 6-A, Class 7-A, Class M, Class MX, Class B1, Class B1X, Class B2, Class B2X, Class B3, Class B3X, Class B4, Class B5, Class B6, Class B7, Class B8, Class B9, Class P-I, Class P-II, Class P-III, Class CX and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,826,329,780.08 as of September 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.


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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits:

              1.1 Terms Agreement, dated September 26, 2004, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

              4.1 Trust Agreement, dated as of September 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, National Association, as Securities Administrator.

              99.1 Mortgage Loan Sale and Assignment Agreement, dated as of September 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

              99.2 Servicing Agreement, dated as of September 1, 2004, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

              99.3 Transfer Notice, dated as of September 1, 2004, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

              99.4 Reconstituted Servicing Agreement, dated as of September 1, 2004, between Bank of America, N.A. and Lehman Brothers Holdings Inc.

              99.5 Reconstituted Servicing Agreement, dated as of September 1, 2004, between Cendant Mortgage Corporation and Lehman Brothers Holdings Inc.

              99.6 Reconstituted Servicing Agreement, dated as of September 1, 2004 between Countrywide Home Loans, Inc. and Lehman Brothers Holdings Inc.

              99.7 Reconstituted Servicing Agreement, dated as of September 1, 2004 between First National Bank of Nevada and Lehman Brothers Holdings Inc.

                                       3
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              99.8      Reconstituted Servicing Agreement, dated as of September
                        1, 2004 between RBC Mortgage Company and Lehman Brothers Holdings Inc.

              99.9 Reconstituted Servicing Agreement, dated as of September 1, 2004 between Wells Fargo Bank, N.A. and Lehman Brothers Holdings Inc.

              99.10 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings, F.A.

              99.11 Flow Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2004, by and between Lehman Brothers Bank, FSB and Bank of America, N.A.

              99.12 Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of February 1, 2002, among Aurora Loan Services Inc., Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust)

              99.13 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004, by and between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.

              99.14 Master Interim Servicing Agreement, dated as of November 15, 2000, by and between Lehman Brothers Bank, FSB and First National Bank of Nevada

              99.15 Flow Interim Servicing Agreement for conventional fixed and adjustable rate residential mortgage loans, dated as of September 8, 2003, by and between Lehman Brothers Bank, FSB and RBC Mortgage Company

              99.16 Seller's Warranties and Servicing Agreement by and between Lehman Brothers Bank, FSB and Wells Fargo Bank, National Association, dated as of July 1, 2004
                        (WFHM 2004-W41)


                                       4

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRUCTURED ASSET SECURITIES
                                        CORPORATION


                                        By: /s/ Michael C. Hitzmann
                                            -----------------------
                                        Name:  Michael C. Hitzmann
                                        Title: Vice President

Date: October 15, 2004



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                                  EXHIBIT INDEX

Exhibit No.                        Description                          Page No.
-----------                        -----------                          --------

1.1           Terms Agreement, dated September 26, 2004, between
              Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1 Trust Agreement, dated as of September 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, National Association, as Securities Administrator.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of September 1, 2004, between Lehman Brothers Holdings
              Inc., as Seller, and Structured Asset Securities
              Corporation, as Purchaser.

99.2 Servicing Agreement, dated as of September 1, 2004, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

99.3 Transfer Notice, dated as of September 1, 2004, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

99.4 Reconstituted Servicing Agreement, dated as of September 1, 2004, between Bank of America, N.A. and Lehman
              Brothers Holdings Inc.

99.5 Reconstituted Servicing Agreement, dated as of September 1, 2004, between Cendant Mortgage Corporation and Lehman Brothers Holdings Inc.

99.6 Reconstituted Servicing Agreement, dated as of September 1, 2004, between Countrywide Home Loans, Inc. and Lehman Brothers Holdings Inc.

99.7 Reconstituted Servicing Agreement, dated as of September 1, 2004 between First National Bank of Nevada and Lehman Brothers Holdings Inc.

99.8 Reconstituted Servicing Agreement, dated as of September 1, 2004 between RBC Mortgage Company and Lehman Brothers Holdings Inc.


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99.9          Reconstituted Servicing Agreement, dated as of September 1,
              2004 between Wells Fargo Bank, N.A. and Lehman
              Brothers Holdings Inc.

99.10 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings, F.A.

99.11 Flow Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2004, by and between Lehman Brothers Bank, FSB and Bank of America, N.A.

99.12 Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of February 1, 2002, among Aurora Loan Services Inc., Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust)

99.13 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004, by and between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.

99.14 Master Interim Servicing Agreement, dated as of November 15, 2000, by and between Lehman Brothers Bank, FSB and First National Bank of Nevada

99.15 Flow Interim Servicing Agreement for conventional fixed and adjustable rate residential mortgage loans, dated as of September 8, 2003, by and between Lehman Brothers Bank, FSB and RBC Mortgage Company

99.16 Seller's Warranties and Servicing Agreement by and between Lehman Brothers Bank, FSB and Wells Fargo Bank, National Association, dated as of July 1, 2004
              (WFHM 2004-W41)